EXHIBIT (13)

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, a Director and President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032

Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity Series	Separate Account VA B	811-06032

Members Variable Annuity Series	Separate Account VA B	811-06032

Partners Variable Annuity Series	Separate Account VA B	811-06032

Transamerica Advisory Annuity	Separate Account VA B	811-06032

Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom II	Separate Account VA B	811-06032

Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium III	Separate Account VA B	811-06032

Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032

Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032

Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032

Transamerica Extra Variable Annuity	Separate Account VA B	811-06032

Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032

Secure Path for Life	Separate Account VA FF	811-22370

Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ Blake S. Bostwick
Blake S. Bostwick
Director and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Fredrick J. Gingerich, Controller, and Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032

Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity Series	Separate Account VA B	811-06032

Members Variable Annuity Series	Separate Account VA B	811-06032

Partners Variable Annuity Series	Separate Account VA B	811-06032

Transamerica Advisory Annuity	Separate Account VA B	811-06032

Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom II	Separate Account VA B	811-06032

Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium III	Separate Account VA B	811-06032

Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032

Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032

Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032

Transamerica Extra Variable Annuity	Separate Account VA B	811-06032

Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032

Secure Path for Life	Separate Account VA FF	811-22370

Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ Fred J. Gingerich
Fredrick J. Gingerich
Controller and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director and Chairman of the Board of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032

Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity Series	Separate Account VA B	811-06032

Members Variable Annuity Series	Separate Account VA B	811-06032

Partners Variable Annuity Series	Separate Account VA B	811-06032

Transamerica Advisory Annuity	Separate Account VA B	811-06032

Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom II	Separate Account VA B	811-06032

Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium III	Separate Account VA B	811-06032

Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032

Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032

Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032

Transamerica Extra Variable Annuity	Separate Account VA B	811-06032

Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032

Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032

Secure Path for Life	Separate Account VA FF	811-22370

Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 2020.

/s/ Mark W. Mullin
Mark W. Mullin
Director and Chairman of the Board

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jay Orlandi, a Director, Chief Legal and Administrative Officer, Executive Vice President, Secretary and Special Counsel of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032

Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity Series	Separate Account VA B	811-06032

Members Variable Annuity Series	Separate Account VA B	811-06032

Partners Variable Annuity Series	Separate Account VA B	811-06032

Transamerica Advisory Annuity	Separate Account VA B	811-06032

Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom II	Separate Account VA B	811-06032

Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium III	Separate Account VA B	811-06032

Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032

Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032

Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032

Transamerica Extra Variable Annuity	Separate Account VA B	811-06032

Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032

Secure Path for Life	Separate Account VA FF	811-22370

Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of January, 2020.

/s/ Jay Orlandi
Jay Orlandi Director, Chief Legal and Administrative Office, Executive Vice President, Secretary and General Counsel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Schulz, a Director, Chief Tax Officer and Senior Vice President of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032

Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity Series	Separate Account VA B	811-06032

Members Variable Annuity Series	Separate Account VA B	811-06032

Partners Variable Annuity Series	Separate Account VA B	811-06032

Transamerica Advisory Annuity	Separate Account VA B	811-06032

Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom II	Separate Account VA B	811-06032

Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium III	Separate Account VA B	811-06032

Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032

Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032

Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032

Transamerica Extra Variable Annuity	Separate Account VA B	811-06032

Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032

Secure Path for Life	Separate Account VA FF	811-22370

Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ David Schulz
David Schulz Director, Chief Tax Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Life Insurance Company, an Iowa corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark Variable Annuity	Separate Account VA B	811-06032

Transamerica Freedom Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity Series	Separate Account VA B	811-06032

Members Variable Annuity Series	Separate Account VA B	811-06032

Partners Variable Annuity Series	Separate Account VA B	811-06032

Transamerica Advisory Annuity	Separate Account VA B	811-06032

Transamerica B-Share Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom II	Separate Account VA B	811-06032

Transamerica Axiom III Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium III	Separate Account VA B	811-06032

Transamerica Principium IV Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity I-Share	Separate Account VA B	811-06032

Transamerica I-Share II Variable Annuity	Separate Account VA B	811-06032

Transamerica Inspire Variable Annuity	Separate Account VA B	811-06032

Transamerica Extra Variable Annuity	Separate Account VA B	811-06032

Transamerica Liberty Variable Annuity	Separate Account VA B	811-06032

Transamerica Axiom Variable Annuity	Separate Account VA B	811-06032

Transamerica Principium II Variable Annuity	Separate Account VA B	811-06032

Transamerica Variable Annuity O-Share	Separate Account VA B	811-06032

Secure Path for Life	Separate Account VA FF	811-22370

Advantage X	Transamerica Corporate Separate Account Sixteen	811-21440

Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of January, 2020.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk
Director, Chief Financial Officer, Executive Vice President and Treasurer